CAPSTONE GROWTH FUND

a series of Capstone Series Fund, Inc.

Supplement dated August 3, 2005

to

Prospectus dated February 25, 2005

Small Account Fee

The Board of Directors of Capstone Growth Fund ("Fund") has approved the imposition of an annual fee on small accounts. Commencing on or about December 1, 2005, and on or about December 1 of each year thereafter, an annual $12.00 fee will be deducted from each shareholder account in the Fund that, on the day the fee is deducted, has been open for more than one year and has a net asset value of less than $200.00. The fee will apply separately to each of your accounts in the Fund that meets the criteria described above.